EXHIBIT 99.1

Alignment Healthcare Delivers Strong First Quarter 2026 Results, Demonstrating Disciplined Growth and Margin Expansion

  Delivers $1.24 billion in total revenue, representing 33.3% growth year-over-year
  Grows Medicare Advantage membership 30.9% year-over-year to approximately 284,800 members
  Raises the midpoint of all guidance metrics: membership, revenue, adjusted gross profit and adjusted EBITDA

ORANGE, Calif., April 30, 2026 (GLOBE NEWSWIRE) -- Alignment Healthcare, Inc. (NASDAQ: ALHC), today reported financial results for its first quarter ended March 31, 2026.

“Our first-quarter performance demonstrates that Alignment continues to grow with discipline,” said John Kao, founder and CEO. "We expanded our profitability by executing across sales, clinical operations and cost management, even as the Medicare Advantage environment continues to change. We delivered strength within our results even while we are investing in our people, processes and technologies. The improvements we are making across each of these areas will position us to scale the business and achieve our embedded earnings potential.”

First Quarter 2026 Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended March 31, 2025.

  Health plan membership at the end of the quarter was approximately 284,800, up 30.9% year-over-year
  Total revenue was $1,235.2 million, up 33.3% year-over-year
  Adjusted gross profit* was $145.9 million, up 36.1% year-over-year, and income from operations was $15.5 million
    Adjusted gross profit excludes depreciation and amortization of $7.8 million and selling, general, and administrative expenses of $121.1 million (which includes $12.6 million of equity-based compensation). Adjusted gross profit also excludes $0.02 million of depreciation expense and an additional $1.4 million of equity-based compensation recorded within medical expenses
    Medical benefits ratio based on adjusted gross profit was 88.2%, an improvement of 25 basis points year-over-year
  Adjusted EBITDA* of $37.9 million represented an adjusted EBITDA margin of 3.1% and grew 87.6% year-over-year, while net income was $11.4 million, compared to $9.4 million net loss the year prior

* Please see "First Quarter 2026 Non-GAAP Reconciliation Tables" below for more information on the non-GAAP financial measures reported here as supplemental information.

Outlook for Second Quarter and Fiscal Year 2026

	Three Months Ending June 30, 2026		Twelve Months Ending December 31, 2026
$ Millions	Low	High	Low	High
Health Plan Membership	288,000	290,000	294,000	299,000
Revenue	$1,295	$1,315	$5,160	$5,205
Adjusted Gross Profit(1)	$167	$177	$620	$650
Adjusted EBITDA(1)	$50	$60	$138	$163

_______________________

(1)	Adjusted gross profit and adjusted EBITDA are non-GAAP financial measures presented as supplemental disclosure. We cannot provide estimated ranges for the most directly comparable GAAP measures without unreasonable efforts because of the uncertainty around certain items that may impact such GAAP measures, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted. See “First Quarter 2026 Non-GAAP Reconciliation Tables” for additional information.

First Quarter 2026 Non-GAAP Reconciliation Tables

Adjusted Gross Profit(1) is reconciled as follows:

	Three Months Ended March 31,
	2026	2025
(dollars in thousands)
Income (loss) from operations	$15,503	$(5,393)
Add back:
Equity-based compensation (medical expenses)	1,411	1,152
Depreciation (medical expenses)	23	33
Depreciation and amortization (2)	7,839	7,594
Selling, general, and administrative expenses	121,138	103,831
Total add back	130,411	112,610
Adjusted gross profit	$145,914	$107,217

(1)	Adjusted gross profit is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as income (loss) from operations before depreciation and amortization, medical equity-based compensation expense, and selling, general, and administrative expenses.
(2)	Amortization expense for the year ended March 31, 2025, includes $0.6 million in impairment expense related to the remeasurement of goodwill associated with one of our subsidiaries.

Adjusted EBITDA(1) is reconciled as follows:

	Three Months Ended March 31,
	2026	2025
(dollars in thousands)
Net income (loss)	$11,416	$(9,354)
Less: Net loss attributable to noncontrolling interest	—	240
Adjustments:
Interest expense	4,062	3,950
Depreciation and amortization(2)	7,862	7,627
Income tax expense	25	21
Equity-based compensation(3)	14,019	17,187
Litigation costs (4)	467	507
Adjusted EBITDA	$37,851	$20,178

(1)	Adjusted EBITDA is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as net income (loss) before interest expense, income taxes, depreciation and amortization expense, certain litigation costs, and equity-based compensation expense.
(2)	Amortization expense for the year ended March 31, 2025, includes $0.6 million in impairment expense related to the remeasurement of goodwill associated with one of our subsidiaries.
(3)	Represents equity-based compensation related to grants made in the applicable year
(4)	Represents litigation costs considered outside of the ordinary course of business based on the following considerations which we assess regularly: (i) the frequency of similar cases that have been brought to date, or are expected to be brought within two years, (ii) complexity of the case, (iii) nature of the remedies sought, (iv) litigation posture of the Company, (v) counterparty involved, and (vi) the Company's overall litigation strategy

Conference Call Details
The company will host a conference call at 5 p.m. EDT today to discuss these results and management’s outlook for future financial and operational performance. A live audio webcast will be available online at https://ir.alignmenthealth.com/. At the start of the conference call, participants may access the webcast at the following link: https://edge.media-server.com/mmc/p/53zw9jkh. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at the same web links, and will remain available for approximately 12 months.

About Alignment Health
Alignment Health is championing a new path in senior care that empowers members to age well and live their most vibrant lives. A consumer brand name of Alignment Healthcare (NASDAQ: ALHC), Alignment Health’s mission-focused team makes high-quality, low-cost care a reality for its Medicare Advantage members every day. Based in California, the company partners with nationally recognized and trusted local providers to deliver coordinated care, powered by its customized care model, 24/7 concierge care team and purpose-built technology, AVA®. As it expands its offerings and grows its national footprint, Alignment upholds its core values of leading with a serving heart and putting the senior first. For more information, visit www.alignmenthealth.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and our financial outlook for the quarter ending June 30, 2026, and year ending Dec. 31, 2026. Forward-looking statements are subject to risks and uncertainties and are based on assumptions that may prove to be inaccurate, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to attract new members and enter new markets, including the need for certain governmental approvals; our ability to maintain a high rating for our plans on the Five Star Quality Rating System; our ability to develop and maintain satisfactory relationships with care providers that service our members; risks associated with being a government contractor, including potential federal reductions in MA funding; changes in laws and regulations applicable to our business model; risks related to our indebtedness; changes in market or industry conditions and receptivity to our technology and services; results of litigation or a security incident; and the impact of shortages of qualified personnel and related increases in our labor costs. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our Annual Report on Form 10-K for the year ended Dec. 31, 2025, and the other periodic reports we file with the SEC. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update or revise this information unless required by law.

Condensed Consolidated Balance Sheets (in thousands, except par value and share amounts) (Unaudited)

	March 31, 2026	December 31, 2025
Assets
Current Assets:
Cash and cash equivalents	$705,584	$575,817
Accounts receivable (less allowance for credit losses of $0 at March 31, 2026 and $833 at December 31, 2025)	277,678	253,207
Investments - current	20,707	28,413
Prepaid expenses and other current assets	141,396	94,140
Total current assets	1,145,365	951,577
Property and equipment, net	63,867	64,251
Right of use asset, net	7,073	7,019
Goodwill	32,060	32,060
Intangible assets, net	4,550	4,550
Other assets	8,693	6,329
Total assets	$1,261,608	$1,065,786
Liabilities and Stockholders' Equity
Current Liabilities:
Medical expenses payable	$655,967	$474,569
Accounts payable and accrued expenses	34,502	33,284
Accrued compensation	34,288	49,013
Total current liabilities	724,757	556,866
Long-term debt, net of debt issuance costs	323,616	323,176
Long-term portion of lease liabilities	6,350	6,467
Total liabilities	1,054,723	886,509
Stockholders' Equity:
Preferred stock, $.001 par value; 100,000,000 shares authorized as of March 31, 2026 and December 31, 2025, respectively; no shares issued and outstanding as of March 31, 2026 and December 31, 2025	—	—
Common stock, $.001 par value; 1,000,000,000 shares authorized as of March 31, 2026 and December 31, 2025; 206,671,068 and 204,153,619 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	207	205
Additional paid-in capital	1,204,279	1,188,089
Accumulated deficit	(997,601)	(1,009,017)
Total stockholders' equity	206,885	179,277
Total liabilities and stockholders' equity	$1,261,608	$1,065,786

Condensed Consolidated Statements of Operations (in thousands, except per share amounts) (Unaudited)

	Three Months Ended March 31,
	2026	2025
Revenues:
Earned premiums	$1,226,566	$918,043
Other	8,631	8,889
Total revenues	1,235,197	926,932
Expenses:
Medical expenses	1,090,717	820,900
Selling, general, and administrative expenses	121,138	103,831
Depreciation and amortization	7,839	7,594
Total expenses	1,219,694	932,325
Income (loss) from operations	15,503	(5,393)
Other expenses:
Interest expense	4,062	3,950
Other expenses (income), net	—	(10)
Total other expense	4,062	3,940
Income (loss) before income taxes	11,441	(9,333)
Provision for income taxes	25	21
Net income (loss)	$11,416	$(9,354)
Less: Net loss attributable to noncontrolling interest	—	240
Net income (loss) attributable to Alignment Healthcare, Inc.	$11,416	$(9,114)

Net income (loss) per share attributable to Alignment Healthcare, Inc.:
Basic	0.06	(0.05)
Diluted	0.05	(0.05)
Weighted-average common shares outstanding:
Basic	205,356,397	193,606,438
Diluted	213,128,231	193,606,438

Condensed Consolidated Statements of Cash Flows (in thousands) (Unaudited)

	Three Months Ended March 31,
	2026	2025
Operating Activities:
Net income (loss)	$11,416	$(9,354)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	7,862	7,627
Amortization-investment discount	(245)	(370)
Amortization-debt issuance costs	507	440
Equity-based compensation	14,019	17,187
Non-cash lease expense	450	395
Changes in operating assets and liabilities:
Accounts receivable	(24,471)	(60,155)
Prepaid expenses and other current assets	(47,256)	(43,800)
Other assets	(16)	(23)
Medical expenses payable	181,398	106,946
Accounts payable and accrued expenses	287	5,365
Accrued compensation	(14,725)	(7,577)
Lease liabilities	(544)	(65)
Net cash provided by operating activities	128,682	16,616
Investing Activities:
Purchase of investments	(10,598)	(17,905)
Maturities of investments	18,540	22,695
Acquisition of property and equipment	(7,364)	(8,252)
Net cash provided by (used in) investing activities	578	(3,462)
Financing Activities:
Debt issuance costs	(1,658)	(26)
Proceeds from stock option exercises	2,173	207
Net cash provided by financing activities	515	181
Net increase in cash	129,775	13,335
Cash, cash equivalents and restricted cash at beginning of period	577,937	434,942
Cash, cash equivalents and restricted cash at end of period	$707,712	$448,277
Supplemental disclosure of cash flow information:
Cash paid for interest	$—	$—
Supplemental non-cash investing and financing activities:
Acquisition of property in accounts payable	$94	$85
Debt issuance costs in accounts payable	$719	$—

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the consolidated balance sheets to the total above:

	March 31, 2026	March 31, 2025
Cash and cash equivalents	$705,584	$446,184
Restricted cash in other assets	2,128	2,093
Total	$707,712	$448,277

Non-GAAP Financial Measures

Certain of these financial measures are considered “non-GAAP” financial measures within the meaning of Item 10 of Regulation S-K promulgated by the SEC. We believe that non-GAAP financial measures provide an additional way of viewing aspects of our operations that, when viewed with the GAAP results, provide a more complete understanding of our results of operations and the factors and trends affecting our business. These non-GAAP financial measures are also used by our management to evaluate financial results and to plan and forecast future periods. However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may differ from the non-GAAP measures used by other companies, including our competitors. To supplement our consolidated financial statements presented on a GAAP basis, we disclose the following non-GAAP measures: Medical Benefits Ratio, Adjusted EBITDA and Adjusted Gross Profit as these are performance measures that our management uses to assess our operating performance. Because these measures facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes and in evaluating acquisition opportunities.

Adjusted EBITDA

Adjusted EBITDA is a non-GAAP financial measure that we define as net income (loss) before interest expense, income taxes, depreciation and amortization expense, certain litigation costs, and equity-based compensation expense.

Adjusted EBITDA should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA in lieu of net income (loss), which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term Adjusted EBITDA may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Medical Benefits Ratio (MBR)

We calculate our MBR by dividing total medical expenses, excluding depreciation, and medical equity-based compensation, by total revenues in a given period.

Adjusted Gross Profit

Adjusted gross profit is a non-GAAP financial measure that we define as income (loss) from operations before depreciation and amortization, medical equity-based compensation expense, and selling, general, and administrative expenses.

Adjusted gross profit should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of adjusted gross profit in lieu of income (loss) from operations, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term adjusted gross profit may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Investor Contact
Harrison Zhuo
hzhuo@ahcusa.com

Media Contact
Jerry Slowey
publicrelations@ahcusa.com